UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 29, 2016

AMERICAN HOMES 4 RENT

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36013	46-1229660
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

30601 Agoura Road, Suite 200 Agoura Hills, California	91301
(Address of Principal Executive Offices)	(Zip Code)

(805) 413-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by American Homes 4 Rent (the “Company”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 4, 2016, in connection with the consummation on February 29, 2016, of the merger transactions contemplated by the Merger Agreement, pursuant to which American Residential Properties, Inc. (“ARPI”) merged with and into the Company with the Company continuing as the surviving entity.

The Company is filing this Amendment solely to provide certain historical financial statements of ARPI as required by Item 9.01(a) of Form 8-K and pro forma financial information required by Item 9.01(b) of Form 8-K in connection with the Company’s merger with ARPI.

Item 9.01 Financial Statements and Exhibits

(a)                                 Financial Statements of Businesses Acquired

The audited consolidated financial statements of American Residential Properties, Inc. as of December 31, 2015 and 2014, and for each of the years ended December 31, 2015, 2014 and 2013, filed herewith and attached hereto as Exhibit 99.1 are incorporated by reference.

(b)                                 Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of the Company for the three months ended March 31, 2016, and for the year ended December 31, 2015, filed herewith and attached hereto as Exhibit 99.2 are incorporated by reference.

(d)                                 Exhibits

23.1	Consent of Independent Auditors

99.1

The audited consolidated financial statements of American Residential Properties, Inc. as of December 31, 2015 and 2014, and for each of the years ended December 31, 2015, 2014 and 2013, filed herewith and attached hereto as Exhibit 99.1 are incorporated by reference.

99.2

The unaudited pro forma condensed consolidated financial statements of the Company for the three months ended March 31, 2016, and for the year ended December 31, 2015, filed herewith and attached hereto as Exhibit 99.2 are incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HOMES 4 RENT

Date: May 11, 2016	By:	/s/ Stephanie Heim
Stephanie Heim
Senior Vice President - Counsel

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1

The audited consolidated financial statements of American Residential Properties, Inc. as of December 31, 2015 and 2014, and for each of the years ended December 31, 2015, 2014 and 2013, filed herewith and attached hereto as Exhibit 99.1 are incorporated by reference.

99.2

The unaudited pro forma condensed consolidated financial statements of the Company for the three months ended March 31, 2016, and for the year ended December 31, 2015, filed herewith and attached hereto as Exhibit 99.2 are incorporated by reference.